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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-03826
AIM Sector Funds (Invesco Sector Funds)*

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 8/31
Date of reporting period: 8/31/10

*	Funds included are: Invesco Mid-Cap Value Fund and Invesco Van Kampen Technology Fund.

Item 1. Reports to Stockholders.

Invesco Mid-Cap Value Fund

Annual Report to Shareholders    August  31, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
19	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
28	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco
2	Invesco Mid-Cap Value Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Mid-Cap Value Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended August 31, 2010, Invesco Mid-Cap Value Fund Class A shares at net asset value slightly underperformed the Fund’s benchmark, the Russell Midcap Value Index. The Fund’s underperformance was largely due to stock selection in the financials and health care sectors. Alternatively, stock selection in information technology (IT) and energy contributed to the Fund’s performance versus the benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.55%

Class B Shares	12.40

Class C Shares	11.57

Class Y Shares	12.83

Russell Midcap Value Index▼ (Broad Market/Style-Specific Index)	13.01

Lipper Mid-Cap Value Funds Index▼ (Peer Group Index)	8.93

▼	Lipper Inc.

How we invest
We call our investment philosophy value with a catalyst. We believe that undervalued companies which are experiencing positive changes (i.e., catalysts) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, under earning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the under valuation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s

Portfolio Composition
By sector

Financials	19.1%

Industrials	13.7

Consumer Discretionary	10.0

Health Care	10.0

Materials	9.9

Consumer Staples	9.5

Information Technology	7.9

Utilities	7.5

Energy	7.5

Money Market Funds Plus Other Assets Less Liabilities	4.9
financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. Also, this is where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our objective is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Top 10 Equity Holdings*

1. Avery Dennison Corp.	3.5%

2. Zebra Technologies Corp.	3.4

3. Goodrich Corp.	3.1

4. Snap-On, Inc.	3.1

5. Edison International	3.1

6. El Paso Corp.	3.0

7. Henry Schein, Inc.	3.0

8. Newell Rubbermaid, Inc.	2.9

9. Willis Group Holdings PLC	2.8

10. Lennox International, Inc.	2.8

Market conditions and your Fund
At the beginning of the fiscal year, riskier assets, like stocks, were outperforming securities considered safe havens, like U.S. Treasuries. This continued through the middle of April 2010. However, renewed credit problems in Europe and the market correction that occurred in May, June and into August, created a more uncertain environment which prompted many investors to favor safety over risk. Although recent market volatility created challenges, it also created some investment opportunities, as companies with positive fundamentals became more attractively valued. Also, despite the market finishing lower at the reporting end, there were also a number of positives, including improved market liquidity, lean corporate infrastructures and merger and acquisition activity.
     All sectors of the Fund, except financials and health care, posted positive performance for the reporting period, as equity markets rallied through the first quarter of 2010, despite the market downturn in the latter part of the fiscal year.
     The IT sector was the largest contributor to Fund performance relative to its benchmark. In this sector, Perot Systems was the largest contributor; the stock rose due to its acquisition by Dell (not a Fund holding). Fidelity National Information Services, which provides banking and payments technology solutions and processing services, also performed well as it realized cost savings from merging with Metavante (not a Fund holding), another processing services company.
     In the consumer staples sector, Fund holding Estee Lauder performed well due to increased consumer demand for its products. Sysco, a restaurant food supply company, also made a positive contribution to the Fund’s performance as it continued to gain market share and began to see some signs that consumer spending at restaurants was stabilizing.

Total Net Assets	$102.2 million

Total Number of Holdings*	42
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

4	Invesco Mid-Cap Value Fund

     In the energy sector, Smith International, an oil services company, made a significant contribution to Fund performance when it was acquired by Schlumberger (not a Fund holding).
Pioneer Natural Resources and El Paso also made positive contributions.
     The largest detractor from the Fund’s relative performance was the financials sector. In general, financial stocks performed strongly over the reporting period. However, the Fund was underweight the financials sector relative to its benchmark and our financial stocks did not appreciate as much as those of the index. In general, we focused on what we believed were lower risk financial companies with stronger balance sheets and less credit risk given the systemic risk in most financial stocks. The Fund did not own many of those financial stocks, notably REITs (real estate investment trusts), that appreciated the most over the past year as the economy began to recover.
     An overweight position and weak stock selection in the health care sector, most notably, the health care equipment and service industry, also detracted from the Fund’s relative performance. Beckman Coulter, a biomedical instrument manufacturer and distributor, disclosed it had a regulatory issue that would affect profitability, causing the stock price to fall. Brookdale Senior Living, an assisted living provider, was negatively affected by lower occupancy due to a weakening economy.
     Equity markets experienced a strong recovery during the 12 months covered by this report. We believe that market volatility, and the market correction that began in the second quarter of 2010, have created opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals could be reflected in those companies’ stock prices.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     Thank you for your investment in Invesco Mid-Cap Value Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Thomas Copper
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Mid-Cap Value Fund. He joined Invesco in 2010. Mr. Copper earned a B.A. in economics and political science from Tulane University and an M.B.A. from Baylor University. He is a member of the Houston Society of Financial Analysts.
Sergio Marcheli
Portfolio manager, is manager of Invesco Mid-Cap Value Fund. He joined Invesco in 2010. Mr. Marcheli earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.
John Mazanec
Portfolio manager, is manager of Invesco Mid-Cap Value Fund. He joined Invesco in 2010. Mr. Mazanec earned a B.S. from DePauw University and an M.B.A. from Harvard University.

5	Invesco Mid-Cap Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Classes since Inception
Fund data from 10/29/01, index data from 10/31/01

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Mid-Cap Value Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable
sales charges

Class A Shares

Inception (10/29/01)	4.07%

5 Years	0.75

1 Year	6.42

Class B Shares

Inception (10/29/01)	4.03%

5 Years	1.02

1 Year	7.40

Class C Shares

Inception (10/29/01)	3.96%

5 Years	1.13

1 Year	10.57

Class Y Shares

Inception (10/29/01)	4.98%

5 Years	2.14

1 Year	12.83
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Mid-Cap Value Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Mid-Cap Value Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end
including maximum applicable sales charges.

Class A Shares

Inception (10/29/01)	4.15%

5 Years	1.77

1 Year	22.43

Class B Shares

Inception (10/29/01)	4.11%

5 Years	2.02

1 Year	24.23

Class C Shares

Inception (10/29/01)	4.05%

5 Years	2.16

1 Year	27.60

Class Y Shares

Inception (10/29/01)	5.08%

5 Years	3.19

1 Year	29.94
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.62%, 2.37%, 2.37% and 1.37%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	Invesco Mid-Cap Value Fund

Invesco Mid-Cap Value Fund’s investment objective is to provide above-average total return.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Investing in securities of medium capitalization companies may involve greater risk than is customarily associated with investing in more established companies. Often medium capitalization companies and the industries in which they are focused are still evolving. Medium-sized companies often have less predictable earnings and more limited product lines, markets, distribution channels or financial resources. The market movements of equity securities of larger, more established companies or the stock market in general.

■	Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks can continue to be undervalued for long periods of time and may not ever realize their full value.

■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	Investments in real-estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs (real estate investment trusts) or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

About indexes used in this report
■	The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mid-Cap Value Funds Index is an unmanaged index considered representative of mid-cap value funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	MDFAX
Class B Shares	MDFBX
Class C Shares	MDFCX
Class Y Shares	MDFDX

8	Invesco Mid-Cap Value Fund

Schedule of Investments(a)

August 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–95.1%
Aerospace & Defense–3.1%
Goodrich Corp.	46,661	$3,195,345

Asset Management & Custody Banks–1.6%
Northern Trust Corp.	34,514	1,592,476

Auto Parts & Equipment–1.2%
Lear Corp.(b)	16,884	1,243,675

Building Products–2.8%
Lennox International, Inc.	67,244	2,850,473

Computer Hardware–2.1%
Diebold, Inc.	80,797	2,095,874

Data Processing & Outsourced Services–1.7%
Fidelity National Information Services, Inc.	66,412	1,716,086

Diversified Banks–2.1%
Comerica, Inc.	61,641	2,121,067

Diversified Chemicals–2.5%
PPG Industries, Inc.	38,174	2,512,994

Electric Utilities–5.4%
Edison International	92,690	3,128,287

Great Plains Energy, Inc.	126,877	2,345,956

		5,474,243

Electronic Manufacturing Services–0.7%
Flextronics International Ltd. (Singapore)	152,123	749,966

Food Distributors–2.5%
Sysco Corp.	93,461	2,569,243

Health Care Distributors–3.0%
Henry Schein, Inc.(b)	58,452	3,086,266

Health Care Equipment–1.9%
Beckman Coulter, Inc.	42,476	1,938,605

Health Care Facilities–5.0%
Brookdale Senior Living, Inc.(b)	202,776	2,717,199

Healthsouth Corp.(b)	148,708	2,417,992

		5,135,191

Home Furnishings–1.5%
Mohawk Industries, Inc.(b)	35,043	1,552,755

Household Appliances–3.1%
Snap-On, Inc.	77,262	3,185,512

Housewares & Specialties–2.9%
Newell Rubbermaid, Inc.	199,186	2,991,774

Industrial Machinery–1.2%
Pentair, Inc.	42,029	1,265,073

Insurance Brokers–5.3%
Marsh & McLennan Cos., Inc.	105,242	2,496,340

Willis Group Holdings PLC (Ireland)	99,918	2,905,616

		5,401,956

Investment Banking & Brokerage–1.9%
Charles Schwab Corp. (The)	151,418	1,932,094

Motorcycle Manufacturers–2.2%
Harley-Davidson, Inc.	92,786	2,256,556

Multi-Utilities–2.1%
Wisconsin Energy Corp.	38,841	2,164,997

Office Electronics–3.4%
Zebra Technologies Corp. (Class A)(b)	121,820	3,486,488

Office Services & Supplies–3.5%
Avery Dennison Corp.	109,074	3,547,087

Oil & Gas Exploration & Production–2.3%
Pioneer Natural Resources Co.	40,694	2,352,927

Oil & Gas Storage & Transportation–5.2%
El Paso Corp.	273,089	3,110,484

Williams Cos., Inc. (The)	118,670	2,151,487

		5,261,971

Packaged Foods & Meats–2.4%
ConAgra Foods, Inc.	113,757	2,456,014

Paper Packaging–2.5%
Sonoco Products Co.	82,829	2,604,972

Personal Products–2.0%
Avon Products, Inc.	70,894	2,063,015

Property & Casualty Insurance–2.1%
ACE Ltd. (Switzerland)	40,238	2,151,526

Regional Bank–1.2%
First Horizon National Corp.(b)	120,784	1,217,503

Regional Banks–3.5%
BB&T Corp.	90,542	2,002,789

Wintrust Financial Corp.	56,240	1,617,462

		3,620,251

Restaurants–2.2%
Darden Restaurants, Inc.	53,646	2,213,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Mid-Cap Value Fund

	Shares	Value

Retail REIT’s–1.5%
Weingarten Realty Investors	75,500	$1,523,590

Soft Drinks–2.6%
Coca-Cola Enterprises, Inc.	91,992	2,618,092

Specialty Chemicals–4.9%
Valspar Corp.	88,236	2,657,668

WR Grace & Co.(b)	92,412	2,338,024

		4,995,692

Total Common Stocks & Other Equity Interests (Cost $102,822,229)		97,144,783

Money Market Funds–4.0%
Liquid Assets Portfolio–Institutional Class(c)	2,042,949	2,042,949

Premier Portfolio–Institutional Class(c)	2,042,949	2,042,949

Total Money Market Funds (Cost $4,085,898)		4,085,898

TOTAL INVESTMENTS (Cost $106,908,127)–99.1%		101,230,681

OTHER ASSETS LESS LIABILITIES–0.9%		934,598

NET ASSETs–100.0%		$102,165,279

Investment Abbreviation:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Mid-Cap Value Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $102,822,229)	$97,144,783

Investments in affiliated money market funds, at value and cost	4,085,898

Total investments, at value (Cost $106,908,127)	101,230,681

Receivable for:
Investments sold	989,183

Dividends	228,990

Fund shares sold	86,936

Other Assets	15,266

Total assets	102,551,056

Liabilities:
Payable for:
Investments purchased	78,186

Fund shares reacquired	120,416

Accrued fees to affiliates	101,514

Accrued other operating expenses	85,661

Total liabilities	385,777

Net assets applicable to shares outstanding	$102,165,279

Net assets consist of:
Shares of beneficial interest	$145,483,008

Undistributed net investment income	340,866

Undistributed net realized gain (loss)	(37,981,149)

Unrealized appreciation (depreciation)	(5,677,446)

$102,165,279

Net Assets:
Class A	$18,668,087

Class B	$5,941,641

Class C	$4,759,860

Class Y	$72,795,691

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	2,400,160

Class B	819,478

Class C	658,106

Class Y	9,190,837

Class A:
Net asset value per share	$7.78

Maximum offering price per share, (net asset value of $7.78 divided by 94.50%)	$8.23

Class B:
Net asset value and offering price per share	$7.25

Class C:
Net asset value and offering price per share	$7.23

Class Y:
Net asset value and offering price per share	$7.92

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Mid-Cap Value Fund

Statement of Operations

For the year ended August 31, 2010

Investment income:
Dividends	$2,043,291

Dividends from affiliated money market funds	4,289

Total investment income	2,047,580

Expenses:
Advisory fees	797,816

Administrative services fees	79,810

Custodian fees	5,491

Distribution fees:	—

Class A	41,614

Class B	44,854

Class C	49,731

Transfer agent fees	342,836

Trustees’ and officers’ fees and benefits	5,716

Professional fees	81,122

Reports to shareholder fees	86,836

Other	40,024

Total expenses	1,575,850

Less: Fees waived	(4,494)

Net expenses	1,571,356

Net investment income	476,224

Realized and unrealized gain (loss) from:
Net realized gain from investment securities	13,988,408

Net change in unrealized appreciation/(depreciation) of investment securities	(1,058,503)

Net realized and unrealized gain	12,929,905

Net increase in net assets resulting from operations	$13,406,129

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Mid-Cap Value Fund

Statements of Changes in Net Assets

For the years ended August 31, 2010 and 2009

	For the year	For the year
	ended	ended
	August 31, 2010	August 31, 2009

Operations:
Net investment income	$476,224	$869,491

Net realized gain (loss)	13,988,408	(41,964,139)

Change in net unrealized (depreciation)	(1,058,503)	(9,518,836)

Net increase (decrease) in net assets resulting from operations	13,406,129	(50,613,484)

Distributions to shareholders from net investment income:
Class A Shares	(62,224)	(125,125)

Class Y Shares	(463,825)	(1,374,889)

Total Dividends	(526,049)	(1,500,014)

Distributions to shareholders from net realized gains:
Class A Shares	—	(1,739)

Class B Shares	—	(2,694)

Class C Shares	—	(822)

Class Y Shares	—	(13,401)

Total Distributions	—	(18,656)

Net increase (decrease) from transactions in shares of beneficial interest	(14,854,069)	(51,417,692)

Net increase (decrease) in net assets	(1,973,989)	(103,549,846)

Net Assets:
Beginning of year	104,139,268	207,689,114

End of year (includes undistributed net investment income of $335,054 and $384,879, respectively)	$102,165,279	$104,139,268

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Mid-Cap Value Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds), formerly AIM Sector Funds, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Mid-Cap Value Fund (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively, of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares, respectively, of the Fund throughout this report.
  The Fund’s investment objective is to provide above-average total return.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

13        Invesco Mid-Cap Value Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

14        Invesco Mid-Cap Value Fund

D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.72%

Over $1 billion	0.65%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $604,865 to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 1.64%, 2.39%, 2.39%, and 1.39%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money market Portfolio — Institutional Class shares.
  For the year ended August 31, 2010, the Adviser and MSIA waived advisory fees of $4,494.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees. Prior to the Reorganization, the Acquired Fund paid an administration fee of $67,207 to Morgan Stanley Services Company, Inc.
  Also, the Trust has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations

15        Invesco Mid-Cap Value Fund

approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $257,484 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For the year ended August 31, 2010, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI but not yet reimbursed to IDI may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. For the year ended August 31, 2010, the distribution fee was accrued for Class B shares at an annual rate of 0.43%.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Morgan Stanley Distributors Inc. (“MSDI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $105,933 to MSDI.
  For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended August 31, 2010, IDI advised the Fund that IDI retained $3,494 in front-end sales commissions from the sale of Class A shares and $1, $1,634 and $33 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$101,230,681	$—	$—	$101,230,681

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16        Invesco Mid-Cap Value Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2010 and 2009:

	2010	2009

Ordinary income	$526,049	$1,504,700

Long-term capital gain	—	13,970

Total distributions	$526,049	$1,518,670

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$340,866

Undistributed long-term gain	(3)

Net unrealized appreciation — investments	(5,899,954)

Capital loss carryforward	(37,758,638)

Shares of beneficial interest	145,483,008

Total net assets	$102,165,279

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital Loss
Expiration	Carryforward*

August 31, 2017	$14,969,802

August 31, 2018	22,788,836

Total capital loss carryforward	$37,758,638

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2010 was $51,944,466 and $67,444,674, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$7,636,177

Aggregate unrealized (depreciation) of investment securities	(13,536,131)

Net unrealized appreciation (depreciation) of investment securities	$(5,899,954)

Cost of investments for tax purposes is $107,130,635.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of excise taxes, on August 31, 2010, undistributed net investment income was increased by $5,812, shares of beneficial interest decreased by $8,767 and undistributed net realized gain increased by $2,955. These reclassifications had no effect on the net assets of the Fund.

17        Invesco Mid-Cap Value Fund

NOTE 9—Share Information

	Summary of Share Activity

	For the years ended August 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Class A Shares
Sold	1,112,643	$8,821,588	482,899	$2,672,567

Conversion from Class B	215,470	1,707,912	34,415	219,263

Reinvestment of dividends and distributions	7,832	61,012	23,975	125,389

Redeemed	(672,626)	(5,341,060)	(628,662)	(3,571,553)

Net increase (decrease) — Class A	663,319	5,249,452	(87,373)	(554,334)

Class B Shares
Sold	56,835	414,930	138,375	706,218

Conversion to Class A	(231,425)	(1,707,912)	(37,063)	(219,263)

Reinvestment of dividends and distributions	—	—	532	2,603

Redeemed	(1,265,589)	(9,266,718)	(1,172,850)	(6,371,042)

Net increase (decrease) — Class B	(1,440,179)	(10,559,700)	(1,071,006)	(5,881,484)

Class C Shares
Sold	85,747	648,586	228,318	1,145,475

Reinvestment of dividends and distributions	—	—	163	800

Redeemed	(150,695)	(1,118,167)	(279,655)	(1,554,705)

Net increase (decrease) — Class C	(64,948)	(469,581)	(51,174)	(408,430)

Class Y Shares
Sold	1,268,267	10,244,945	860,078	5,025,696

Reinvestment of dividends and distributions	58,066	459,884	260,184	1,381,581

Redeemed	(2,446,770)	(19,779,069)	(8,737,322)	(50,980,721)

Net increase (decrease) — Class Y	(1,120,437)	(9,074,240)	(7,617,060)	(44,573,444)

Net increase (decrease) share activity	(1,962,245)	$(14,854,069)	(8,826,613)	$(51,417,692)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 87% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

18        Invesco Mid-Cap Value Fund

NOTE 10—Financial Highlights

The following schedules present financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	For the year ended August 31,
	2010		2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$6.94		$8.68		$12.67		$11.68		$12.46

Income (loss) from investment operations:
Net investment income(a)	0.03		0.04		0.04		0.04		0.03

Net realized and unrealized gain (loss)	0.84		(1.71)		(1.07)		2.36		1.25

Total income (loss) from investment operations	0.87		(1.67)		(1.03)		2.40		1.28

Less distributions from:
Net investment income	(0.03)		(0.07)		(0.03)		(0.02)		—

Net realized gain	—		0.00	(b)	(2.93)		(1.39)		(2.06)

Total dividends and distributions	(0.03)		(0.07)		(2.96)		(1.41)		(2.06)

Net asset value, end of period	$7.78		$6.94		$8.68		$12.67		$11.68

Total return(c)	12.55%		(19.01)%		(10.86)%		21.51%		11.30%

Net assets, end of period, (000’s)	$18,668		$12,055		$15,841		$18,806		$14,634

Ratios to Average Net Assets:
Total expenses	1.55	%(d)(e)	1.64	%(e)	1.36	%(e)	1.40	%(e)	1.39%

Net investment income	0.30	%(d)(e)	0.73	%(e)	0.34	%(e)	0.28	%(e)	0.23%

Rebate from affiliates	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00%

Supplemental Data:
Portfolio turnover(g)	49%		44%		45%		80%		52%

(a)	Calculated using average shares outstanding.
(b)	Includes a long-term capital gain distribution of less than $0.005.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $16,645.
(e)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(f)	Amount is less than 0.005%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

19        Invesco Mid-Cap Value Fund

NOTE 10—Financial Highlights—(continued)

	Class B Shares
	For the year ended August 31,
	2010		2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$6.45		$8.03		$11.99		$11.18		$12.09

Income (loss) from investment operations:
Net investment income (loss)(a)	0.01		0.00	(b)	(0.04)		(0.06)		(0.06)

Net realized and unrealized gain (loss)	0.79		(1.58)		(0.99)		2.26		1.21

Total income (loss) from investment operations	0.80		(1.58)		(1.03)		2.20		1.15

Less distributions from net realized gain	—		0.00	(c)	(2.93)		(1.39)		(2.06)

Net asset value, end of period	$7.25		$6.45		$8.03		$11.99		$11.18

Total return(d)	12.40%		(19.66)%		(11.46)%		20.48%		10.48%

Net assets, end of period, (000’s)	$5,942		$14,578		$26,748		$42,122		$46,862

Ratios to average net assets:
Total expenses	1.73	%(e)(f)	2.39	%(f)	2.11	%(f)	2.16	%(f)	2.15%

Net investment income (loss)	0.12	%(e)(f)	(0.02	)%(f)	(0.41	)%(f)	(0.48	)%(f)	(0.53)%

Rebate from affiliates	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	—

Supplemental data:
Portfolio turnover(h)	49%		44%		45%		80%		52%

(a)	Calculated using average shares outstanding.
(b)	Amount is less than $0.005.
(c)	Includes a long-term capital gain distribution of less than $0.005.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $10,354.
(f)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(g)	Amount is less than 0.005%.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

20        Invesco Mid-Cap Value Fund

NOTE 10—Financial Highlights—(continued)

	Class C Shares
	For the year ended August 31,
	2010		2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$6.48		$8.06		$12.02		$11.21		$12.11

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.03)		0.00	(b)	(0.04)		(0.06)		(0.06)

Net realized and unrealized gain (loss)	0.78		(1.58)		(0.99)		2.26		1.22

Total income (loss) from investment operations	0.75		(1.58)		(1.03)		2.20		1.16

Less distributions from net realized gain	—		0.00	(c)	(2.93)		(1.39)		(2.06)

Net asset value, end of period	$7.23		$6.48		$8.06		$12.02		$11.21

Total return(d)	11.57%		(19.59)%		(11.52)%		20.52%		10.56%

Net assets, end of period, (000’s)	$4,760		$4,683		$6,243		$8,563		$8,061

Ratios to average net assets:
Total expenses	2.30	%(e)(f)	2.39	%(f)	2.10	%(f)	2.15	%(f)	2.13%

Net investment income (loss)	(0.45	)%(e)(f)	(0.02	)%(f)	(0.40	)%(f)	(0.47	)%(f)	(0.51)%

Rebate from affiliates	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	—

Supplemental data:
Portfolio turnover(h)	49%		44%		45%		80%		52%

(a)	Calculated using average shares outstanding.
(b)	Amount is less than $0.005.
(c)	Includes a long-term capital gain distribution of less than $0.005.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $4,976.
(f)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(g)	Amount is less than 0.005%.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

21        Invesco Mid-Cap Value Fund

NOTE 10—Financial Highlights—(continued)

	Class Y Shares
	For the year ended August 31,
	2010		2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$7.06		$8.86		$12.87		$11.84		$12.58

Income (loss) from investment operations:
Net investment income(a)	0.04		0.06		0.06		0.07		0.06

Net realized and unrealized gain (loss)	0.87		(1.76)		(1.08)		2.40		1.26

Total income (loss) from investment operations	0.91		(1.70)		(1.02)		2.47		1.32

Less distributions from:
Net investment income	(0.05)		(0.10)		(0.06)		(0.05)		—

Net realized gain	—		0.00	(b)	(2.93)		(1.39)		(2.06)

Total dividends and distributions	(0.05)		(0.10)		(2.99)		(1.44)		(2.06)

Net asset value, end of period	$7.92		$7.06		$8.86		$12.87		$11.84

Total return(c)	12.83%		(18.87)%		(10.63)%		21.81%		11.54%

Net assets, end of period, (000’s)	$72,796		$72,823		$158,857		$225,109		$214,631

Ratios to average net assets:
Total expenses	1.30	%(d)(e)	1.39	%(e)	1.11	%(e)	1.16	%(e)	1.15%

Net investment income	0.55	%(d)(e)	0.98	%(e)	0.59	%(e)	0.52	%(e)	0.47%

Rebate from affiliates	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)	—

Supplemental data:
Portfolio turnover(g)	49%		44%		45%		80%		52%

(a)	Calculated using average shares outstanding.
(b)	Includes a long-term capital gain distribution of less than $0.005.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $78,833.
(e)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(f)	Amount is less than 0.005%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

NOTE 11—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope of accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

22        Invesco Mid-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Mid-Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Mid-Cap Value Fund (formerly known as Morgan Stanley Mid-Cap Value Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended August 31, 2009 and the financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 27, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

23        Invesco Mid-Cap Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio
A	$1,000.00	$988.60	$7.37	$1,017.80	$7.48	1.47%

B	1,000.00	987.70	7.11	1,018.05	7.22	1.42

C	1,000.00	983.70	11.10	1,014.01	11.27	2.22

Y	1,000.00	988.80	6.12	1,019.06	6.21	1.22

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24        Invesco Mid-Cap Value Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Sector Funds (Invesco Sector Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Mid-Cap Value Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

25        Invesco Mid-Cap Value Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26        Invesco Mid-Cap Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for the period ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco Mid-Cap Value Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Morgan Stanley Mid-Cap Value Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	8,102,305	276,688	617,129	0

28        Invesco Mid-Cap Value Fund

Trustees and Officers
The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None
		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

			214	None
		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	214	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired	214	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	1987	Retired	214	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	214	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	214	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	214	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	2003	Retired	214	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	214	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

			N/A	N/A
Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

			N/A	N/A
Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

			N/A	N/A
Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-MCV-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2010

Invesco Van Kampen Technology Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
14	Financial Highlights
16	Notes to Financial Statements
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
26	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk over-sight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Van Kampen Technology Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first.
We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen /Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Van Kampen Technology Fund

Management’s Discussion of Fund Performance

Performance summary
In general, equity markets produced positive results, and the economy showed signs of improvement during the fiscal year ended August 31, 2010. Invesco Van Kampen Technology Fund underperformed both the S&P 500 Index and the NYSE Arca Tech 100 Index, the Fund’s broad market and style-specific indexes respectively, during the reporting period. Relative to the NYSE Arca Tech 100 Index, the Fund’s security selection in the communications equipment and semiconductor industries negatively affected performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.01%

Class B Shares	-8.64

Class C Shares	-8.64

Class Y Shares*	—

S&P 500 Index▼ (Broad Market Index)	4.93

NYSE Arca Tech 100 Index (price-only)▼ (Style-Specific Index)	9.82

▼	Lipper Inc.
*	Share class incepted on 10/15/09, therefore return is not listed on table. Cumulative total return at NAV for share class for 10/15/09 to 8/31/10 is -14.62%.

How we invest
Effective June 25, 2010, the management team for the Invesco Van Kampen Technology Fund changed. The investment process under the new team is described below.
     We seek to grow capital by investing in companies we believe generate sustainable, superior earnings and cash flow growth that is not fully reflected in investor expectations or equity valuations. The Fund emphasizes companies believed to have a strategic advantage over their competition and operating in industries believed to be beneficiaries of secular trends. The Fund invests in industries such as hardware, software, telecommunications equipment and services, semiconductors and service-related companies in the information technology (IT) sector. We use a research oriented bottom-up investment approach focusing on company fundamentals and growth prospects.
     We place great emphasis on companies exhibiting high returns on invested capital and generating free cash flow, metrics we believe are good indicators of financial health and growth potential. Also, we seek management teams that maintain high quality balance sheets and manage-able debt levels. Valuation also plays a critical role in stock selection.
     Risk management is an integral part of our portfolio construction, as our target portfolio attempts to limit volatility and downside risk. Only stocks that exhibit a proper balance of risk and reward are chosen for inclusion in the portfolio. We seek to accomplish this goal by thoroughly understanding the key business drivers of companies in which we invest. The portfolio is constructed with the goal of holding approximately 40-60 individual stocks we believe are best suited to capitalize on secular trends prevalent in the IT sector.
     We may reduce or eliminate a stock when:
■	A stock’s price reaches its valuation target.

■	A company’s fundamentals change or deteriorate.

■	It no longer meets our investment criteria.

Market conditions and your Fund
The U.S. economy provided signs of improvement during the Fund’s fiscal year, potentially indicating that the economy had transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s federal funds target rate remained low — ranging from zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with quarterly increases of 5.0%, 3.7% and 1.7% for the fourth quarter of 2009, and first and second quarters of 2010, respectively.2 Inflation, measured by the seasonally-adjusted Consumer Price Index (CPI), remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during the first half of 2010 to a rate of 9.6% nationwide as of August 2010.3
     Against this backdrop, financial services, energy, health care and IT were among the weakest performing sectors of the S&P 500 Index. Conversely, consumer discretionary, industrials and telecommunication services were the best performing sectors.

Portfolio Composition
By sector

Information Technology	97.6%

Consumer Discretionary	1.1

Money Market Funds Plus Other Assets in Excess of Liabilities	1.3

Top 10 Equity Holdings*

1.	Apple, Inc.	5.2%

2.	MEMC Electronic Materials, Inc.	3.8

3.	Veeco Instruments, Inc.	3.8

4.	Microsoft Corp.	3.3

5.	Check Point Software Technologies Ltd.	3.3

6.	EMC Corp.	3.3

7.	MasterCard, Inc.	3.3

8.	Novellus Systems, Inc.	3.2

9.	Equinix, Inc.	3.2

10.	Intel Corp.	3.0

Total Net Assets	$97.8 million

Total Number of Holdings*	56
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

4	Invesco Van Kampen Technology Fund

     Relative to the NYSE Arca Tech 100 Index, the Fund’s security selection in the communications equipment and semiconductor industries negatively affected performance. Additionally, the Fund’s overweight exposure to the computer storage and peripherals industries also detracted from relative performance during the fiscal year. On the other hand, the Fund’s underweight in health care equipment and overweight in Internet retail stocks contributed positively to the Fund’s benchmark-relative performance.
     Top contributors to the Fund’s absolute performance during the fiscal year were innovative device maker, Apple, and internet retailer, Amazon. Top detractors during the period included chip maker Micron Technology and Research in Motion, a communications equipment company. Amazon and Research in Motion were no longer held at the end of the reporting period.
     The IT sector has the most exposure to domestic financial services firms. As such, we remained conscious of the headwinds affecting business and consumer spending on IT products. Longer term, we continued to see positive trends in the IT sector because we believe three key secular themes that are independent of short-term catalysts continue to offer support: 1) globalization — productivity gains support increased technology use in international markets; 2) consumerization technology demand is consumer-driven regardless of age of gender; 3) proliferation — technology continues to penetrate products ranging from automobiles and industrial controls to sporting gear and alternative energy.
     As always, we thank you for your continued investment in Invesco Van Kampen Technology Fund.
1 Federal Reserve
2 Bureau of Economic Analysis
3 Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Warren Tennant
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen Technology Fund. He joined Invesco in 2000. Mr. Tennant earned both a B.B.A. in finance and an M.B.A. from The University of Texas at Austin.
Brian Nelson
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Technology Fund. He joined Invesco in 2004. Mr. Nelson earned a B.A. from the University of California-Santa Barbara and is a member of the CFA Society of San Francisco.

5	Invesco Van Kampen Technology Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 7/26/99, index data from 7/31/99

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $2,000 and $4,000 is the same size as the space between $4,000 and $8,000, and so on.

6	Invesco Van Kampen Technology Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (7/26/99)		-8.35%

10	Years	-17.75

5	Years	-4.91

1	Year	-12.99

Class B Shares

Inception (7/26/99)		-8.40%

10	Years	-17.78

5	Years	-4.89

1	Year	-13.21

Class C Shares

Inception (7/26/99)		-8.57%

10	Years	-17.90

5	Years	-4.51

1	Year	-9.56

Class Y Shares

Inception (10/15/09)		-14.62%*
* Cumulative Total Return
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Technology Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Technology Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (7/26/99)		-8.12%

10	Years	-16.10

5	Years	-2.60

1	Year	-2.78

Class B Shares

Inception (7/26/99)		-8.17%

10	Years	-16.12

5	Years	-2.58

1	Year	-2.88

Class C Shares

Inception (7/26/99)		-8.34%

10	Years	-16.25

5	Years	-2.18

1	Year	1.12

Class Y Shares

Inception (10/15/09)		-11.02%*
* Cumulative Total Return
of this report for Class A, Class B, Class C and Class Y shares was 1.95%, 2.70%, 2.70% and 1.70%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 3.28%, 4.03%, 4.03% and 3.03%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7	Invesco Van Kampen Technology Fund

Invesco Van Kampen Technology Fund’s investment objective is to seek capital appreciation.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.
About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
Principal risks of investing in the Fund
■	Common stocks and other equity securities of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market due to the fact that these companies operate in rapidly changing fields, and the stocks of these companies may be subject to abrupt or erratic market movements. These companies may have limited product line, market or financial resources and management may be more dependent upon one or a few key people.

■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.
■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.
About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The NYSE Arca Tech 100 Index (price-only) is a price-weighted index comprised of common stocks and ADRs of technology-related companies listed on U.S. exchanges.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VTFAX
Class B Shares	VTFBX
Class C Shares	VTFCX
Class Y Shares	VTFIX

8	Invesco Van Kampen Technology Fund

Schedule of Investments

August 31, 2010

Description	Shares	Value

Common Stocks–98.7%
Application Software–7.5%
Adobe Systems, Inc.(a)	99,700	$2,767,672

Autodesk, Inc.(a)	47,449	1,316,710

QLIK Technologies, Inc.(a)	19,864	370,066

Quest Software, Inc.(a)	59,295	1,270,692

TIBCO Software, Inc.(a)	111,177	1,610,955

		7,336,095

Communications Equipment–15.9%
Acme Packet, Inc.(a)	35,947	1,207,819

Ciena Corp.(a)	96,134	1,198,791

Cisco Systems, Inc.(a)	99,926	2,003,516

CommScope, Inc.(a)	117,300	2,199,375

Corning, Inc.	74,600	1,169,728

Finisar Corp.(a)(b)	67,070	857,825

JDS Uniphase Corp.(a)	117,025	1,075,460

NICE Systems Ltd.–ADR (Israel)(a)	62,607	1,677,868

Plantronics, Inc.	24,259	662,513

Polycom, Inc.(a)	36,373	1,035,903

QUALCOMM, Inc.	32,941	1,261,970

Telefonaktiebolaget LM Ericsson–ADR (Sweden)	127,800	1,230,714

		15,581,482

Computer Hardware–7.1%
Apple, Inc.(a)	20,880	5,081,566

Dell, Inc.(a)	68,312	804,032

International Business Machines Corp.	8,686	1,070,376

		6,955,974

Computer Storage & Peripherals–9.1%
EMC Corp.(a)	176,205	3,213,979

NetApp, Inc.(a)	28,179	1,139,559

QLogic Corp.(a)	48,033	715,451

SanDisk Corp.(a)	81,100	2,695,764

Smart Technologies, Inc. (Canada)(a)	65,700	752,922

STEC, Inc.(a)(b)	38,191	426,212

		8,943,887

Data Processing & Outsourced Services–4.4%
Alliance Data Systems Corp.(a)(b)	18,600	1,045,134

MasterCard, Inc., Class A	16,200	3,213,432

		4,258,566

Electronic Manufacturing Services–3.8%
Flextronics International Ltd. (Singapore)(a)	272,447	1,343,164

Tyco Electronics Ltd. (Switzerland)	96,741	2,372,089

		3,715,253

Internet Retail–1.1%
GSI Commerce, Inc.(a)	46,202	1,052,020

Internet Software & Services–5.3%
Ariba, Inc.(a)	88,351	1,366,790

Equinix, Inc.(a)	33,800	3,082,898

VeriSign, Inc.(a)	26,127	761,079

		5,210,767

IT Consulting & Other Services–1.6%
Cognizant Technology Solutions Corp.(a)	27,000	1,555,335

Semiconductor Equipment–13.9%
Advanced Energy Industries, Inc.(a)	32,527	458,956

ASML Holding NV (Netherlands)	63,088	1,560,166

Cymer, Inc.(a)	34,793	1,023,958

MEMC Electronic Materials, Inc.(a)	361,749	3,722,397

Novellus Systems, Inc.(a)	133,500	3,110,550

Veeco Instruments, Inc.(a)(b)	111,600	3,708,468

		13,584,495

Semiconductors–13.2%
Avago Technologies Ltd. (Singapore)(a)	90,169	1,816,905

Broadcom Corp.	50,620	1,517,081

Intel Corp.	165,047	2,924,633

Micron Technology, Inc.(a)	365,900	2,365,543

Microsemi Corp.(a)	107,207	1,500,898

ON Semiconductor Corp.(a)	162,321	1,003,144

Semtech Corp.(a)	64,295	1,066,976

Xilinx, Inc.	30,838	744,738

		12,939,918

Systems Software–14.6%
CA, Inc.	71,047	1,279,556

Check Point Software Technologies Ltd. (Israel)(a)	92,221	3,217,591

Microsoft Corp.	138,297	3,247,214

Oracle Corp.	97,297	2,128,858

Red Hat, Inc.(a)	64,194	2,217,903

Rovi Corp.(a)	50,244	2,186,116

		14,277,238

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Technology Fund

Description	Shares	Value

Technology Distributors–1.2%
Anixter International, Inc.(a)	24,821	$1,138,788

Total Common Stocks–98.7% (Cost $103,604,473)		96,549,818

Money Market Funds–1.7%
Liquid Assets Portfolio–Institutional Class(c)	814,223	814,223

Premier Portfolio–Institutional Class(c)	814,223	814,223

Total Money Market Funds–1.7% (Cost $1,628,446)		1,628,446

Total Investments (excluding investments purchased with cash collateral from securities on loan)–100.4% (Cost $105,232,919)		98,178,264

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.8%
Liquid Assets Portfolio–Institutional Class(c)(d) (Cost $4,722,005)	4,722,005	4,722,005

Total Investments–105.2% (Cost $109,954,924)		102,900,269

Foreign Currency–0.0% (Cost $11)		11

Liabilities in Excess of Other Assets–(5.2%)		(5,105,267)

Net Assets–100.0%		$97,795,013

Investment Abbreviation:

ADR	– American Depositary Receipt

Percentages are calculated as a percentage of net assets.

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All of a portion of this security was out on loan at August 31, 2010.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1(F) in the Notes to Financial Statements.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 3 in the Notes to Financial Statements for further information regarding fair value measurements.)
  The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
		Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Equity Securities	$102,900,269	$—	$—	$102,900,269

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Technology Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $103,604,473)*	$96,549,818

Investments in affiliated money market funds, at value and cost	6,350,451

Foreign currency (Cost $11)	11

Receivables:
Fund shares sold	262,179

Dividends	72,183

Other	2,045

Total assets	103,236,687

Liabilities:
Payables:
Collateral upon return of securities loaned	4,722,005

Distributor and affiliates	278,300

Fund shares repurchased	131,216

Custodian bank	15

Accrued expenses	310,138

Total liabilities	5,441,674

Net assets	$97,795,013

Net assets consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$293,242,477

Net unrealized appreciation (depreciation)	(7,054,655)

Accumulated net realized gain (loss)	(188,392,809)

Net assets	$97,795,013

Maximum offering price per share:
Class A shares:
Net asset value and redemption price per share (Based on net assets of $72,201,861 and 17,970,213 shares of beneficial interest issued and outstanding)	$4.02

Maximum sales charge (5.50% of offering price)	0.23

Maximum offering price to public	$4.25

Class B shares:
Net asset value and offering price per share (Based on net assets of $17,863,202 and 4,830,962 shares of beneficial interest issued and outstanding)	$3.70

Class C shares:
Net asset value and offering price per share (Based on net assets of $7,714,654 and 2,087,477 shares of beneficial interest issued and outstanding)	$3.70

Class Y shares:
Net asset value and offering price per share (Based on net assets of $15,296 and 3,796 shares of beneficial interest issued and outstanding)	$4.03

*	At August 31, 2010, securities with an aggregate value of $4,524,905 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Technology Fund

Statement of Operations

For the year ended August 31, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $6,581)	$628,438

Dividends from affiliated money market funds (including securities lending income of $487)	2,293

Interest	518

Total income	631,249

Expenses:
Investment advisory fee	1,120,285

Transfer agent fees	1,082,394

Distribution fees
Class A	224,157

Class B	251,345

Class C	98,555

Registration fees	62,018

Administrative services fees	52,852

Professional fees	52,835

Reports to shareholders	51,844

Trustees’ and officers’ fees and benefits	24,088

Custody	19,875

Other	22,419

Total expenses	3,062,667

Expense reduction	370,519

Net expenses	2,692,148

Net investment income (loss)	(2,060,899)

Realized and unrealized gain (loss):
Realized gain:
Investments	2,742,869

Foreign currency transactions	152,878

Net realized gain	2,895,747

Unrealized appreciation (depreciation):
Beginning of the period	1,469,044

End of the period	(7,054,655)

Net unrealized appreciation (depreciation) during the period	(8,523,699)

Net realized and unrealized gain (loss)	(5,627,952)

Net increase (decrease) in net assets from operations	$(7,688,851)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Technology Fund

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	August 31, 2010	August 31, 2009

From investment activities:
Net investment income (loss)	$(2,060,899)	$(1,780,159)

Net realized gain (loss)	2,895,747	(6,152,361)

Net unrealized appreciation (depreciation) during the period	(8,523,699)	(17,106,736)

Net change in net assets from investment activities	(7,688,851)	(25,039,256)

From capital transactions:
Proceeds from shares sold	17,080,156	18,428,786

Cost of shares repurchased	(36,277,156)	(30,033,302)

Net change in net assets from capital transactions	(19,197,000)	(11,604,516)

Total increase (decrease) in net assets	(26,885,851)	(36,643,772)

Net assets:
Beginning of the period	124,680,864	161,324,636

End of the period (including accumulated net investment income (loss) of $0 and $(154,246), respectively)	$97,795,013	$124,680,864

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Technology Fund

Financial Highlights

The following schedules presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A Shares
	Year ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$4.37		$5.08		$5.75		$4.81		$4.89

Net investment income (loss)(a)	(0.07)		(0.05)		(0.08)		(0.09)		(0.09)

Net realized and unrealized gain (loss)	(0.28)		(0.66)		(0.59)		1.03		0.01

Total from investment operations	(0.35)		(0.71)		(0.67)		0.94		(0.08)

Net asset value, end of the period	$4.02		$4.37		$5.08		$5.75		$4.81

Total return*	(8.01	)%(b)	(13.98	)%(c)	(11.65	)%(c)	19.54	%(c)	(1.64	)%(c)

Net assets at end of the period (in millions)	$72.2		$87.2		$103.8		$102.9		$98.0

Ratio of expenses to average net assets*	1.95	%(d)	1.95%		1.95%		2.27%		2.26%

Ratio of net investment income (loss) to average net assets*	(1.44	)%(d)	(1.34)%		(1.41)%		(1.78)%		(1.79)%

Portfolio turnover(e)	292%		31%		119%		113%		88%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	2.25	%(d)	3.24%		2.13%		2.32%		N/A

Ratio of net investment income (loss) to average net assets	(1.74	)%(d)	(2.63)%		(1.59)%		(1.83)%		N/A

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charge and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $89,663.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
N/A=Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Technology Fund

Financial Highlights—(continued)

	Class B Shares
	Year ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$4.05		$4.75		$5.39		$4.55		$4.66

Net investment income (loss)(a)	(0.10)		(0.07)		(0.11)		(0.13)		(0.12)

Net realized and unrealized gain (loss)	(0.25)		(0.63)		(0.53)		0.97		0.01

Total from investment operations	(0.35)		(0.70)		(0.64)		0.84		(0.11)

Net asset value, end of the period	$3.70		$4.05		$4.75		$5.39		$4.55

Total return*	(8.64	)%(b)	(14.56	)%(c)	(12.06	)%(c)	18.46	%(c)	(2.36	)%(c)

Net assets at end of the period (in millions)	$17.9		$27.6		$44.3		$90.3		$111.2

Ratio of expenses to average net assets*	2.70	%(d)	2.70%		2.70%		3.04%		3.03%

Ratio of net investment income (loss) to average net assets*	(2.19	)%(d)	(2.11)%		(2.20)%		(2.56)%		(2.56)%

Portfolio turnover(e)	292%		31%		119%		113%		88%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	3.00	%(d)	3.99%		2.91%		3.09%		N/A

Ratio of net investment income (loss) to average net assets	(2.49	)%(d)	(3.40)%		(2.41)%		(2.61)%		N/A

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charge and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $25,134.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
N/A=Not Applicable

	Class C Shares
	Year ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$4.05		$4.74		$5.39		$4.55		$4.66

Net investment income (loss)(a)	(0.10)		(0.07)		(0.11)		(0.13)		(0.12)

Net realized and unrealized gain (loss)	(0.25)		(0.62)		(0.54)		0.97		0.01

Total from investment operations	(0.35)		(0.69)		(0.65)		0.84		(0.11)

Net asset value, end of the period	$3.70		$4.05		$4.74		$5.39		$4.55

Total return*	(8.64	)%(b)	(14.56	)%(c)	(12.06	)%(c)	18.46	%(c)	(2.36	)%(c)

Net assets at end of the period (in millions)	$7.7		$9.9		$13.2		$17.9		$24.0

Ratio of expenses to average net assets*	2.70	%(d)	2.70%		2.70%		3.05%		3.03%

Ratio of net investment income (loss) to average net assets*	(2.19	)%(d)	(2.10)%		(2.18)%		(2.57)%		(2.56)%

Portfolio turnover(e)	292%		31%		119%		113%		88%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	3.00	%(d)	4.01%		2.90%		3.10%		N/A

Ratio of net investment income (loss) to average net assets	(2.49	)%(d)	(3.41)%		(2.38)%		(2.61)%		N/A

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charge and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fess and service fees of up to 1% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $9,855.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
N/A=Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Technology Fund

Financial Highlights—(continued)

	Class Y Sharesˆ
	October 15, 2009
	(Commencement of
	Operations) to
	August 31, 2010

Net asset value, beginning of the period	$4.72

Net investment income (loss)(a)	(0.05)

Net realized and unrealized gain (loss)	(0.64)

Total from investment operations	(0.69)

Net asset value, end of the period	$4.03

Total return*(b)	(14.62	)%**

Net assets at end of the period (in thousands)	$15.3

Ratio of expenses to average net assets*(c)	1.70%

Ratio of net investment income (loss) to average net assets*(c)	(1.21)%

Portfolio turnover(d)	292%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets(c)	2.00%

Ratio of net investment income (loss) to average net assets(c)	(1.51)%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charge and is not annualized for periods less than one year, if applicable.
(c)	Ratios are based on average daily net assets (000’s omitted) of $10.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

**	Non-Annualized

ˆ	On June 1, 2010, the Fund’s former Class I Shares were reorganized into Class Y Shares.

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Technology Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds), formerly AIM Sector Funds, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Technology Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Equity Trust II. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively, of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is capital appreciation. The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued.

16        Invesco Van Kampen Technology Fund

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

17        Invesco Van Kampen Technology Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
G.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Many of the products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the securities of the companies in this sector.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.90%

Next $500 million	0.85%

Over $1 billion	0.80%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $874,691 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Prior to the Reorganization, Morgan Stanley Investment Management Limited served as sub-adviser to the Acquired Fund.
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 1.95%, 2.70%, 2.70%, and 1.70%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to

18        Invesco Van Kampen Technology Fund

amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Prior to the Reorganization, Van Kampen voluntarily waived $369,361 of fees and/or reimbursed expenses of the Acquired Fund.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the period ended August 31, 2010, the Adviser waived advisory fees of $1,158.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $20,217 to VKII. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Reorganization, under a legal services agreement, VKII provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $15,336 to VKII.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended August 31, 2010, IIS was paid $270,905 for providing such services. Prior to the Reorganization, the Acquired Fund paid $435,456 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $450,132 to VKFI.
  For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $1,552 in front-end sales commissions from the sale of Class A shares and $0, $5,863 and $1,480 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $12,678 in front-end sales commissions from the sale of Class A shares and $30,697 for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

19        Invesco Van Kampen Technology Fund

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended August 31, 2010, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expenses of $2,265 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2010 and 2009:

There were no ordinary income or long-term distributions during the years ended August 31, 2010 and August 31, 2009.

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation (depreciation) — investments	$(7,397,868)

Capital loss carryforward	(188,049,596)

Shares of beneficial interest	293,242,477

Total net assets	$97,795,013

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $1,242,477 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2011	$182,696,360

August 31, 2017	5,353,236

Total capital loss carryforward	$188,049,596

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

20        Invesco Van Kampen Technology Fund

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2010 was $359,182,243 and $381,392,787, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$2,208,346

Aggregate unrealized (depreciation) of investment securities	(9,606,214)

Net unrealized appreciation (depreciation) of investment securities	$(7,397,868)

Cost of investments for tax purposes is $110,298,137.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on August 31, 2010, undistributed net investment income (loss) was increased by $2,215,145, undistributed net realized gain (loss) was increased by $1,244,035,136 and shares of beneficial interest decreased by $1,246,250,281. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended August 31,
	2010(a)				2009
	Shares		Amount		Shares	Amount

Sales:
Class A	3,065,464	(b)	$14,601,499	(b)	4,035,344	$15,084,023

Class B	440,676		1,955,610		708,320	2,461,422

Class C	111,502		505,537		245,862	883,341

Class Y	3,796		17,510		-0-	-0-

Total Sales	3,621,438		17,080,156		4,989,526	18,428,786

Repurchases:
Class A	(5,046,562)		(23,750,578)		(4,513,030)	(16,722,901)

Class B	(2,407,953	)(b)	(10,480,113	)(b)	(3,238,390)	(11,226,772)

Class C	(472,855)		(2,046,465)		(586,385)	(2,033,629)

Class Y	-0-		-0-		-0-	-0-

Total Repurchases	(7,927,370)		$(36,277,156)		(8,337,805)	$(30,033,302)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 43% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Includes automatic conversion of 676,072 Class B shares into 623,733 Class A shares at a value of $2,880,090.
Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares or other Invesco Funds offering such shares until they convert.

NOTE 10—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

21        Invesco Van Kampen Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco Van Kampen Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Technology Fund (formerly known as Van Kampen Technology Fund; one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended August 31, 2009 and the financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 26, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

22        Invesco Van Kampen Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio[3]
A	$1,000.00	$844.54	$9.07	$1,015.38	$9.91	1.95%

B	1,000.00	842.82	12.54	1,011.59	13.69	2.70

C	1,000.00	842.82	12.54	1,011.59	13.69	2.70

Y	1,000.00	841.34	7.89	1,016.64	8.64	1.70

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
[3]	The expense ratios reflect an expense waiver.

23        Invesco Van Kampen Technology Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Sector Funds (Invesco Sector Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen Technology Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the

24        Invesco Van Kampen Technology Fund

terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25        Invesco Van Kampen Technology Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen Technology Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	14,533,604	631,410	710,310	0

26        Invesco Van Kampen Technology Fund

Trustees and Officers
The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None
		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

			214	None
		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	214	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired	214	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	1987	Retired	214	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	214	Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	214	Administaff
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	214	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	2003	Retired	214	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	214	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

			N/A	N/A
Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

			N/A	N/A
Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

			N/A	N/A
Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.
Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-TEC-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations:

		Percentage of Fees Billed
		Applicable to Non-Audit
	Fees Billed for	Services Provided for
	Services Rendered to	fiscal year end 8/31/2010
	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval
	8/31/2010	Requirement(1)

Audit Fees	$56,400	N/A
Audit-Related Fees	$0	0%
Tax Fees(2)	$12,600	0%
All Other Fees	$0	0%

Total Fees	$69,000	0%
PWC billed the Registrant aggregate non-audit fees of $12,600 for the fiscal year ended August 31, 2010.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end August 31, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years or, if shorter, since a fund’s commencement of operations as follows:

	Fees Billed for
	Non-Audit Services
	Rendered to Invesco
	and Invesco	Percentage of Fees Billed
	Affiliates for fiscal	Applicable to Non-Audit
	year end 8/31/2010	Services Provided for
	That Were Required	fiscal year end 8/31/2010
	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)

Audit-Related Fees	$0	0%
Tax Fees	$0	0%
All Other Fees	$0	0%

Total Fees(2)	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended August 31, 2010.
The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and
3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of September 16, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 16, 2010, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Sector Funds (Invesco Sector Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: November 8, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: November 8, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: November 8, 2010

Item 1. Reports to Stockholders.
EXHIBIT INDEX

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.